MERRILL LYNCH
MUNICIPAL
INTERMEDIATE
TERM FUND





FUND LOGO





Quarterly Report

July 31, 1995






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch Municipal
Intermediate Term Fund
Merrill Lynch Municipal
Series Trust
Box 9011
Princeton, NJ
08543-9011








MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND


Officers and
Trustees

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fredrick K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

TO OUR SHAREHOLDERS

In the July quarter, economic data generally showed evidence of slowing activity. Gross domestic product growth for the first three months of 1995 was reported at 2.7%, the weakest showing in the past 18 months. Other signs of a sluggish economy included lackluster durable goods orders, slowing growth in the manufacturing sector, and three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence which has often (but not always) forecast recessions. As a result, concerns arose that the economic "soft landing" could turn into an actual recession. However, at the same time there were also expectations that a few months of very slow or zero growth would be followed by a pickup in economic activity later in the year. This view was supported by the stronger-than-expected employment data for June and an upward revision in May's employment figures, as well as improving housing activity measures and consumer confidence surveys.

Thus far in 1995, economic developments have been very positive for the US stock and bond markets, and most US stock market averages recently have attained record levels. In contrast, the US dollar has been persistently weak, especially relative to the yen. Following the Federal Reserve Board's cut in short-term interest rates in early July, continued signs of a moderating expansion and well-contained inflationary pressures could provide further assurance that the peak in US interest rates is behind us, creating a stronger foundation for higher stock and bond prices. On the other hand, indications of reaccelerating growth and increasing inflationary pressures would likely suggest that higher interest rates are on the horizon, a negative development for the US financial markets. The outcome of the current deliberations on reducing the Federal budget deficit will also play a role in the investment outlook for the US capital markets.

The Municipal Market
Tax-exempt bond yields exhibited considerable volatility during the three months ended July 31, 1995. Municipal bond yields initially fell throughout May into early June as evidence of a slowing domestic economy and moderate inflationary pressures accumulated. As measured by the Bond Buyer Revenue Bond Index, yields of A-rated, uninsured tax-exempt revenue bonds declined 35 basis points (0.35%) to 5.94%. By late June, however, amid signs of a potentially resurgent economy, particularly in the rebounding housing sector, bond yields returned to their April quarter's levels of approximately 6.30%. The lowering of short-term interest rates by the Federal Reserve Board in early July temporarily restored investor confidence and tax-exempt bond yields fell to 6.05%. As additional economic indicators were released during July, investors again saw signs that the economy was regaining momentum and that the Federal Reserve Board action had been premature. Fears that an expanding economy would have negative inflationary consequences pushed municipal bond yields higher, ending the July 31, 1995 quarter essentially unchanged at 6.27%. US Treasury bond yields exhibited a similar pattern of volatility during the July quarter. However, US Treasury bond yields continued to decline, falling approximately 50 basis points to 6.85%.

Municipal bonds have underperformed US Treasury securities for a number of reasons. The record highs of the US equity market have continued to attract retail investors seeking further capital gains. Investor demand has also been diminished in recent months by the "sticker shock" effect that periodically affects the municipal bond market. Investors who had become accustomed to purchasing tax-exempt securities in the 6.50%--7.00% range six to seven months ago have demonstrated understandable reluctance to purchase similar securities at current levels. The strong fundamental structure of the municipal bond market, however, suggests that such hesitancy may prove costly.

However, the major reason by far for the tax-exempt market's recent underperformance has been concerns regarding the implication for municipal bonds' tax advantage resulting from various proposed tax law changes (for example, flat tax, value-added tax or national sales tax) that have reduced investor demand for tax-exempt products. Such concerns are likely to quickly recede as investors realize that such, if any, changes are unlikely to be enacted before late 1996 at the earliest. Long-term investors will also recall 1986 when similar tax proposals were made, municipal bond yields initially rose, in some instances, to over 100% of taxable yields. Tax-exempt bond yields quickly declined as investors' fears proved to be unfounded. The municipal bond market's strong technical position has diminished somewhat in recent months. New-issue supply over the last six months has totaled approximately $71 billion, or a decline of over 20% compared to the corresponding period in 1994. In recent months, however, municipalities issued approximately
$41 billion in new securities, which represents only a 6% decline versus the same period a year earlier. Investor demand has remained muted in recent months despite significant funds available to investors. By the end of July investors, both individual and institutional, are expected to have received as much as $80 billion from tax-exempt bond maturities, coupon payments and the proceeds of early bond redemptions. Little new money has entered the municipal market in recent months, largely in response to the factors mentioned above. Consequently, much of the technical support the municipal market enjoyed earlier this year has evaporated, causing municipal bond yields to decline at a slower rate than their taxable counterparts.

However, the recent relative underperformance of municipal bonds has made them particularly attractive to long-term investors. Tax-exempt bonds currently yield well over 90% of US Treasury securities. In some instances, A-rated, long-term revenue bonds have yielded almost 95% of US Treasury bonds. Analysts usually consider municipal bonds yielding over 82% of US Treasury securities to be historically attractive. With inflation-adjusted, "real" after-tax equivalent tax-exempt yields of over 6.50%, municipal securities appear to represent considerable value. Current tax-exempt yield levels that appear to be overcompensating for any proposed changes in tax law can reasonably be expected to be enacted. As Congressional hearings on this matter would continue into 1996, and the revenue losses resultant from such changes become more apparent, the likelihood of any significant changes to tax codes and the resultant decline of municipal bonds' inherent tax advantage should decline. Under such a scenario, tax-exempt bond yields would quickly decline and currently available municipal bond yields would return to their normal historic relationship.

Portfolio Strategy
During the first half of the quarter ended July 31, 1995, we maintained a relatively aggressive investment posture against a backdrop of weaker economic statistics and falling interest rates. This was accomplished through the purchase of discounted securities which reduced our cash reserve position to almost 1% of net assets and extended our average portfolio maturity to approximately 12 years. This strategy allowed the Fund to participate in the massive bond market rally which occurred for the first half of 1995.

Midway through the July quarter we adopted a somewhat more neutral stance on the market by modestly altering the composition of the portfolio. We focused on the sale of deeply discounted securities that were purchased to enhance the performance of the portfolio when our view was more sanguine on lower interest rates. We replaced them with current coupon and premium income-oriented securities which should perform relatively well in the current market environment.

During the month of July, the Fund had an influx of over $50 million in new assets that we needed to invest or risk a dramatic reduction in the Fund's dividend rate. Our strategy was to aggressively purchase high-quality current-coupon securities in the intermediate maturities 2002--2007 that we believe to be particularly attractive relative to the market as a whole and should perform well in any municipal bond market rebound. Looking forward, we anticipate maintaining our strategy in concentrating on sustaining an appealing level of tax-exempt income and total return.

In Conclusion
We thank you for your support of Merrill Lynch Municipal
Intermediate Term Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President and
Portfolio Manager



August 29, 1995

PERFORMANCE DATA


About Fund
Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% thereafter to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

Performance data for the Fund's Class A and Class B Shares are presented in the "Average Annual Total Return," "Recent Performance Results" and "Performance Summary" tables below and on pages 5 and
6. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" and "Recent Performance Results" tables on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended July 31, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended July 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a rep-resentation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/95                         +5.37%         +4.31%
Five Years Ended 6/30/95                   +7.00          +6.79
Inception (10/31/88) through 6/30/95       +6.74          +6.58

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/95                         +5.04%         +4.04%
Five Years Ended 6/30/95                   +6.68          +6.68
Inception (11/26/86) through 6/30/95       +5.62          +5.62

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

Aggregate
Total Return


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (10/21/94) through 6/30/95       +4.97%         +3.97%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94) through 6/30/95       +5.14%         +4.09%

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



Recent
Performance
Results
                                                                                                   12 Month      3 Month
                                                          7/31/95       4/30/95      7/31/94++     % Change++    % Change
Class A Shares*                                            $9.88         $9.76        $9.93         -0.50%        +1.23%
Class B Shares*                                             9.88          9.75         9.93         -0.50         +1.33
Class C Shares*                                             9.87          9.75         9.70         +1.75         +1.23
Class D Shares*                                             9.88          9.75         9.70         +1.86         +1.33
Class A Shares--Total Return*                                                                       +5.05(1)      +2.59(2)
Class B Shares--Total Return*                                                                       +4.73(3)      +2.61(4)
Class C Shares--Total Return*                                                                       +5.91(5)      +2.53(6)
Class D Shares--Total Return*                                                                       +6.19(7)      +2.67(8)
Class A Shares--Standardized 30-day Yield                   4.43%
Class B Shares--Standardized 30-day Yield                   4.16%
Class C Shares--Standardized 30-day Yield                   4.24%
Class D Shares--Standardized 30-day Yield                   4.33%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.529 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.132 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.499 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.124 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.380 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.126 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.396 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.129 per share ordinary income dividends.






PERFORMANCE DATA (concluded)


Performance
Summary--
Class A Shares
                                 Net Asset Value        Capital Gains
Period Covered              Beginning         Ending     Distributed      Dividends Paid*       % Change**
10/31/88--12/31/88          $ 9.45           $ 9.29           --             $0.117              - 0.45%
1989                          9.29             9.41           --              0.606              + 8.07
1990                          9.41             9.31           --              0.594              + 5.45
1991                          9.31             9.73           --              0.597              +11.28
1992                          9.73             9.89           --              0.582              + 7.88
1993                          9.89            10.42           --              0.538              +11.04
1994                         10.42             9.52           --              0.521              - 3.69
1/1/95--7/31/95               9.52             9.88           --              0.301              + 7.12
                                                                             ------
                                                                       Total $3.856

                                                          Cumulative total return as of 7/31/95: +56.01%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.




Performance
Summary--
Class B Shares
                                 Net Asset Value        Capital Gains
Period Covered              Beginning         Ending     Distributed      Dividends Paid*       % Change**
11/26/86--12/31/86          $10.00           $ 9.94           --             $0.030              - 0.10%
1987                          9.94             9.27           --              0.579              - 1.09
1988                          9.27             9.29           --              0.564              + 6.43
1989                          9.29             9.41           --              0.577              + 7.74
1990                          9.41             9.31           --              0.566              + 5.14
1991                          9.31             9.73           --              0.568              +10.94
1992                          9.73             9.89           --              0.552              + 7.55
1993                          9.89            10.42           --              0.507              +10.71
1994                         10.42             9.52           --              0.490              - 3.99
1/1/95--7/31/95               9.52             9.88           --              0.284              + 6.93
                                                                             ------
                                                                       Total $4.717

                                                          Cumulative total return as of 7/31/95: +61.55%**

<FN.
 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

PORTFOLIO COMPOSITION


For the Quarter Ended July 31, 1995

Top Ten States*

Texas                            10.69%
Michigan                         10.02
Illinois                          9.34
California                        7.07
New York                          6.98
Massachusetts                     6.75
Florida                           4.57
New Jersey                        4.51
Colorado                          3.94
Washington                        3.92
                                -------
Total Top Ten                    67.79
Total Others                     32.21
                                -------
Total Portfolio                 100.00%
                                =======


Net assets as of July 31, 1995 were $210,697,136.

QualityRatings*
(Based on Nationally Recognized Rating Services)



A pie chart illustrating the following percentages:

AAA/Aaa                            50%
AA/Aa                              17%
A/A                                18%
BBB/Baa`                            2%
Other++                            12%


[FN]
  *Based on total market value of the portfolio as of July 31, 1995. ++Temporary investments in short-term municipal securities.
+++Not Rated.